UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 5, 2007
CANARGO ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32145	91-0881481

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CanArgo Energy Corporation P.O. Box 291, St. Peter Port Guernsey, British Isles		GY1 3RR

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (44) 1481 729 980

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES

The matters discussed in this Current Report on Form 8-K include forward looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in the Company’s Reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Company’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company cannot give assurance that the results will be attained.
Section 7—Regulation FD

Item 7.01.	Regulation FD Disclosure.
December 5, 2007 — Guernsey, Channel Islands — CanArgo Energy Corporation (“CanArgo” or the “Company”) (OSE: CNR, AMEX: CNR) today issued an operational update on the planned acid fracturing stimulation program for the Manavi 12 well in Georgia.
Following the recent visit by a Schlumberger representative to Georgia, Schlumberger have now confirmed that the pumping and ancillary equipment, the coiled tubing unit and the nitrogen unit which are required for the hydraulic acid-fracturing of the M12 well, drilled to appraise the Manavi Cretaceous oil discovery, are available for mobilisation. The equipment is located in four different countries and, as a result, Schlumberger’s shipping agent will only be able to commence the coordinated mobilisation process on December 19, 2007. It is anticipated that it will take up to three weeks for the equipment to arrive on site at M12.
The acid required for the stimulation operation has arrived in Georgia and has been delivered to the well site. In the meantime, well preparation operations at M12 are well advanced. The temporary plug has been set in the well and this will allow for the correct placement of acid across the desired carbonate reservoir interval during the fracturing operation. Laboratory tests performed by Schlumberger have shown that cuttings samples from this interval demonstrate very high solubility in acid, thus confirming that acid fracturing is the best option to stimulate this type of formation. The 5” workstring required to help maximise pumping rates and the packer have been run in the well. The operator is now preparing to set the packer and pressure test the completion, after which the well will be fully ready for the acid fracturing job.
Vincent McDonnell, President and Chief Executive Officer commented, “I am pleased that we have finally obtained a firm date for the mobilisation of the fracturing equipment to Georgia so that we can finalise our plans and proceed with operations at M12. The considerable engineering and technical input which has gone into preparing the well for the fracture stimulation and into the treatment design itself should minimise any operational risk in achieving the desired stimulation and thus enable us to properly flow test the well. We can now look forward to the continued testing of this potentially significant new oil discovery at Manavi which should take place during January 2008.”
The information in this report (including its exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to liability of that section. The information in this report (including its exhibit) shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Copies of the Press Releases are attached hereto as Exhibit 99.1
Section 9—Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits:

Exhibit No.	Exhibit Description

99.1	Press Release dated December 5, 2007 issued by CanArgo Energy Corporation.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANARGO ENERGY CORPORATION
Date: December 10, 2007	By:	/s/ Elizabeth Landles
Elizabeth Landles, Corporate Secretary

Exhibit 99.1
FOR IMMEDIATE RELEASE IN EUROPE & NORTH AMERICA
MANAVI 12 ACID FRACTURING UPDATE
December 5, 2007 — Guernsey, Channel Islands — CanArgo Energy Corporation (“CanArgo” or the “Company”) (OSE: CNR, AMEX: CNR) today issued an operational update on the planned acid fracturing stimulation program for the Manavi 12 well in Georgia.
Following the recent visit by a Schlumberger representative to Georgia, Schlumberger have now confirmed that the pumping and ancillary equipment, the coiled tubing unit and the nitrogen unit which are required for the hydraulic acid-fracturing of the M12 well, drilled to appraise the Manavi Cretaceous oil discovery, are available for mobilisation. The equipment is located in four different countries and, as a result, Schlumberger’s shipping agent will only be able to commence the coordinated mobilisation process on December 19, 2007. It is anticipated that it will take up to three weeks for the equipment to arrive on site at M12.
The acid required for the stimulation operation has arrived in Georgia and has been delivered to the well site. In the meantime, well preparation operations at M12 are well advanced. The temporary plug has been set in the well and this will allow for the correct placement of acid across the desired carbonate reservoir interval during the fracturing operation. Laboratory tests performed by Schlumberger have shown that cuttings samples from this interval demonstrate very high solubility in acid, thus confirming that acid fracturing is the best option to stimulate this type of formation. The 5” workstring required to help maximise pumping rates and the packer have been run in the well. The operator is now preparing to set the packer and pressure test the completion, after which the well will be fully ready for the acid fracturing job.
Vincent McDonnell, President and Chief Executive Officer commented, “I am pleased that we have finally obtained a firm date for the mobilisation of the fracturing equipment to Georgia so that we can finalise our plans and proceed with operations at M12. The considerable engineering and technical input which has gone into preparing the well for the fracture stimulation and into the treatment design itself should minimise any operational risk in achieving the desired stimulation and thus enable us to properly flow test the well. We can now look forward to the continued testing of this potentially significant new oil discovery at Manavi which should take place during January 2008.”
CanArgo is an independent oil and gas exploration and production company with its oil and gas operations currently located in Georgia.
The matters discussed in this press release include forward-looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward-looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in the Company’s reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Company’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbour provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company cannot give assurance that the results will be attained.
For more information please contact:
USA
Sabin Rossi, VP External Affairs and Investor Relations
CanArgo Energy Corporation
Tel : +1 617 973 6441
Fax : +1 617 973 6406
e-mail: sabin@canargo.com
NORWAY
Eric Cameron
Gambit H&K AS
Tel: +47 (22) 048206